Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Kelly J. Grier	January 30, 2026
Kelly J. Grier	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ William E. Kennard	January 30, 2026
William E. Kennard	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Marissa A. Mayer	January 30, 2026
Marissa A. Mayer	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Michael B. McCallister	January 30, 2026
Michael B. McCallister	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Beth E. Mooney	January 30, 2026
Beth E. Mooney	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Mathew K. Rose	January 30, 2026
Mathew K. Rose	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ John T. Stankey	January 29, 2026
John T. Stankey	Date
Chairman of the Board, Chief
Executive Officer and President

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Cynthia B. Taylor	January 30, 2026
Cynthia B. Taylor	Date
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-8 for shares of the Corporation’s Common Stock that may become available for issuance under the AT&T Inc. 2026 Incentive Plan and the AT&T Inc. Stock Purchase and Deferral Plan.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John T. Stankey, Pascal Desroches, David R. McAtee II, Brett J. Feldman, Stacey Maris, Sabrina Sanders, or any one of them, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand on the date set forth opposite his or her name.

/s/ Luis A. Ubiñas	January 30, 2026
Luis A. Ubiñas	Date
Director